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                                                        EXHIBIT 10.3



                ASSUMPTION,  MODIFICATION AND RELEASE AGREEMENT
                (1000 Howard Boulevard, Mt. Laurel, New Jersey)



                 THIS ASSUMPTION, MODIFICATION AND RELEASE AGREEMENT is executed this 24th day of January, 1997, by and among MLCP ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("MLCP"), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("BOP") and SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Mortgagee").


         A. BOP has purchased, or is about to purchase, those certain premises and the buildings and improvements erected thereon, known as 1000 Howard Boulevard, Mt. Laurel, New Jersey, being Lot 1.01 of Block 1104, all as more fully described on Exhibit "A" attached hereto and made a part hereof ("Premises").

         B. On or about October 19, 1994, MLCP executed that certain Mortgage and Security Agreement secured upon the Premises in the original principal amount of $6,500,000 (the "Mortgage") for the purpose of securing the payment of certain indebtedness, together with interest thereon, evidenced by that certain Mortgage Note executed by Borrower on October 19, 1994, in the principal amount of $6,500,000 (the "Note"). The loan to MLCP evidenced by the Note and secured by the Mortgage is sometimes hereinafter referred to as the "Loan". The Note and the Mortgage, together with any and all other documents executed by MLCP in connection with the Loan, are sometimes hereinafter collectively referred to as the "Loan Documents."

         C. In connection with the proposed purchase of the Premises by BOP, BOP has agreed to assume the indebtedness evidenced by the Note on the terms and conditions stated therein, except as may be modified by the terms of this Agreement, and Mortgagee has agreed to grant its consent to the transfer of title to the Premises to BOP, and to offer certain assurances to BOP with respect to the status of the Loan and the Loan Documents.


                 NOW, THEREFORE, for Ten ($10.00) Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BOP, MLCP and Mortgagee, each intending to be legally bound, hereby covenant and agree as follows:

                 1. BOP hereby assumes and agrees to pay the indebtedness evidenced by the Note, and to be bound by and perform all the covenants of the Note and Mortgage, at the time and in the manner stated therein. In connection therewith, BOP shall pay or cause to be paid when due, the principal of, and interest on, the indebtedness evidenced by the Note, and the principal of, and interest on, all sums secured by the Mortgage, and shall pay or cause to be paid when due the charges, fees and all other sums as provided in the Mortgage.





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                 2.       Mortgagee hereby consents to the transfer of title to
the Premises to BOP, and agrees that such transfer shall not constitute a default or an Event of Default under the Note or Mortgage or under any of the Loan Documents.

                 3. Mortgagee hereby releases MLCP of and from any and all liability hereafter accruing as Maker under the Note and as Mortgagor under the Mortgage.

                 4. Mortgagee hereby certifies that (i) it is the holder and owner of the Note and Mortgage and each of the Loan Documents, and has not sold, assigned, participated or transferred the Note or Mortgage, or any interest in the Loan or in any of the Loan Documents, (ii) except for this Agreement, there has been no amendment, modification or supplement of any kind or nature in the Note or Mortgage or in any of the Loan Documents from the date of execution thereof, and Exhibit "B" hereto sets forth a true, correct and complete list of all of the Loan Documents, (iii) as of the date hereof, the unpaid principal balance due under the Note is $6,018,589.14, and all interest required to be paid under the Note through and including December 31, 1996 has been paid in full to Mortgagee, (iv) there are no charges or other sums due or owing under the Note and Mortgage or any of the Loan Documents, until the next regularly scheduled mortgage payment date, being February 1, 1997, (v) interest is payable on the Loan at the rate of 9.25% per annum, principal and interest is payable in consecutive monthly installments of $66,897.50 each, and the maturity date of the Loan is November 1, 2004, (vi) as of January 24, 1997, the following escrows are maintained by Mortgagee or by its servicing agent: real estate tax: $20,910.48, and MLCP's obligations with respect to funding such escrow(s) is/are current as of this date, and the Note, the Mortgage and each of the Loan Documents are in full force and effect in accordance with their respective terms and, to the best of Mortgagee's knowledge, no default or Event of Default exists under the Note, the Mortgage or under any of the Loan Documents, and no event exists which, but for the giving of notice and/or the passage of time, would constitute a default or Event of Default thereunder.

                 5. Anything contained in the Note, the Mortgage or in any of the Loan Documents to the contrary notwithstanding, nothing contained in any of such documents shall be deemed or construed to restrict in any manner whatsoever the ability of Brandywine Realty Trust ("BRT") to issue any common stock or shares of beneficial interest in BRT, or to restrict in any manner the transferability of shares in BRT or limited partnership units in BOP, or BOP's ability to issue additional limited partnership units in accordance with the provisions of its Agreement of Limited Partnership, as amended from time to time.

                 6. Mortgagee hereby approves Brandywine Realty Services Corp., as manager of the Property effective as of this date.


                 7. Paragraph 25 of the Mortgage is hereby modified by restating the notice addresses for Mortgagor as follows:





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                                  Brandywine Operating Partnership, L.P.
                                  c/o Brandywine Realty Trust
                                  16 Campus Boulevard, Suite 150
                                  Newtown Square, PA  19073

                                  Attention:  Gerard H. Sweeney, President and
                                              Chief Executive Officer

                                  with a copy to:

                                  Michael H. Friedman, Esquire
                                  Pepper, Hamilton and Scheetz
                                  3000 Two Logan Square
                                  18th & Arch Streets
                                  Philadelphia, PA  19103

                 8. Except as otherwise expressly amended hereby, all of the terms, conditions and obligations of the Note and Mortgage remain in full force and effect and unmodified hereby.

                 9. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

                 10. No recourse shall be had for any obligation of Brandywine Realty Trust under this Agreement, the Note, the Mortgage or under any of the Loan Documents, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of Brandywine Realty Trust, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, if there be any, against any past, present or future trustee, shareholder, officer or employee, being expressly waived and released by MLCP and by Sun, and by all parties claiming by, through or under them, or either of them. The foregoing shall not otherwise limit the liability of Brandywine Realty Trust, to the extent it has such liability, under the said Loan Documents.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Assumption, Modification and Release Agreement, the date first written above.

                     MLCP ASSOCIATES LIMITED PARTNERSHIP,
                     a Delaware Limited Partnership

                     By:     MLCP General Corporation,
                             its authorized General Partner


                             By:    /s/   Joseph D. Gonnelli
                                 -------------------------------------
                                    Joseph D. Gonnelli, President

                             Attest:   /s/   R. Brian Jackson
                                    ----------------------------------
                                      R. Brian Jackson, Secretary


                     BRANDYWINE OPERATING PARTNERSHIP, L.P.,
                     a Delaware Limited Partnership

                     By: Brandywine Realty Trust, a Maryland Real Estate Investment Trust, General Partner


                             By:    /s/   Gerard H. Sweeney
                                 -------------------------------------
                                    Gerard H. Sweeney, President and
                                     and Chief Executive Officer


                     SUN LIFE ASSURANCE COMPANY
                     OF CANADA (U.S.)


                             By:    /s/   Jeffrey J. Skerry
                                 -------------------------------------
                             Name:   Jeffrey J. Skerry
                             Title:  Associate General





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STATE OF                                :
                                        :       SS.
COUNTY OF                               :


                 On this day _____of _____________, 1997, before me, a Notary Public, personally appeared Joseph D. Gonnelli, who acknowledged himself to be the President of MLCP General Corporation, the authorized General Partner of MLCP Associates Limited Partnership, a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument in the name of the said limited partnership for the purposes therein con tained, by signing the name of the limited partnership by himself as President of its authorized General Partner, and desired that the same might be recorded as such.

                 WITNESS my hand and seal the day and year aforesaid.


                                        ------------------------------
                                        Notary Public

                                        My Commission Expires:



STATE OF                                :
                                        :       SS.
COUNTY OF                               :


                 On this _____ day of _____________, 1997, before me, a Notary Public, personally appeared Gerard H. Sweeney, who acknowledged himself to be the President and Chief Executive Officer of Brandywine Realty Trust, a Maryland Real Estate Investment Trust, the authorized General Partner of Brandywine Operating Partnership, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument in the name of the said limited partnership for the purposes therein contained, by signing the name of the limited partnership by himself as President of its authorized General Partner, and desired that the same might be recorded as such.

                 WITNESS my hand and seal the day and year aforesaid.


                                        -------------------------------
                                        Notary Public

                                        My Commission Expires:





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STATE OF                                :
                                        :       SS.
COUNTY                                  :


                 On this _____ day of _________________, 1997, before me, a
Notary Public, personally appeared _____________________ who acknowledged himself to be the ________________ of Sun Life Assurance Company of Canada (U.S.), a ____________________, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer, and desired that the same might be recorded as such.

                 WITNESS my hand and seal the day and year aforesaid.


                                        -------------------------------
                                        Notary Public

                                        My Commission Expires:





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                                  EXHIBIT "A"

                         Legal Description of Property





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                                  EXHIBIT "B"

                             1000 Howard Boulevard


                1. Commitment Letter dated August 9, 1994 - MLCP Associates, L.P./Sun Life Loan No. 790094, as amended by letter of Sun Life of Canada (U.S.) dated August 23, 1994 to MLCP Associates Limited Partnership.

                2. Mortgage Note dated October 19, 1994, in the original principal amount of $6,500,000, from MLCP Associates Limited Partnership ("Maker") to Sun Life Assurance Company of Canada (U.S.) ("Holder").

                3. Mortgage and Security Agreement made as of October 19, 1994, between MLCP Associates, Limited Partnership ("Mortgagor") and Sun Life Assurance Company of Canada (U.S.) ("Mortgagee") recorded in Burlington County Clerk's Office on October 28, 1994, in Mortgage Book 5775, Page 281.

                4. Assignment of Leases and Agreement between MLCP Associates Limited Partnership, a Delaware Limited Partnership to Sun Life Assurance Company of Canada, (U.S.), a Delaware Corporation dated October 19, 1994, recorded in the Burlington County Clerk's Office on October 28, 1994, in Deed Book 4852, Page 321.

                5. Financing Statement #76006, filed October 28, 1994. Filed with Secretary of State, #1600819, filed November 1, 1994.
                         Debtor: MLCP Associates Limited Partnership,
                                 2 Eves Drive, Marlton, NJ  08053.
                         Secured Party:  Sun Life Assurance Company of Canada
                                         (U.S.),
                                         One Sun Life Executive Park, Wellesley
                                         Hills, MA.

                 6. Letter Agreement dated October 19, 1994 to MLCP Associates, Limited Partnership from Sun Life Assurance Company of Canada (U.S.).